EXHIBIT 10.99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Gene Logic Inc. (the “Company”) on Form 10-Q for the quarter ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Mark D. Gessler, the Chief Executive Officer of the Company, and Philip L. Rohrer, Jr., the Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Mark D. Gessler	By:	/s/ Philip L. Rohrer, Jr.

	Mark D. Gessler Chief Executive Officer November 13, 2002		Philip L. Rohrer, Jr. Chief Financial Officer November 13, 2002